Exhibit 99

Ernst & Young LLP Chartered Accountants 515 Riverbend Drive P.O. Box 9458, Stn. C Kitchener, Ontario N2G 4W9	Phone: Fax:	519-744-1171 519-744-9604

Tuesday, July 8, 2003
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated July 1, 2003, of CVF Technologies Corporation and are in agreement with the statements contained in the second and fourth paragraphs on page one therein.  We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,

/s/ Ernst & Young LLP

A Member of Ernst & Young Global